Debt and Derivative Instruments	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Debt and Derivative Instruments

5. Debt and Derivatives:

On January 20, 2012, the Company completed the sale of HE and used net cash proceeds (as defined in the Credit Agreement) of $1.22 billion to repay, on a pro-rata basis, outstanding term loans.

On February 21, 2012, SunGard announced its intention to redeem all of its outstanding $500 million 10.625% senior notes due 2015 (“2015 Notes”) under the Indenture dated as of September 29, 2008 among SunGard, the guarantors named therein, and The Bank of New York Mellon, as trustee (as amended or supplemented from time to time, the “2015 Indenture”). On April 2, 2012, SunGard redeemed the 2015 Notes for $527 million plus accrued and unpaid interest to the redemption date, pursuant to Section 3.07(d) of the 2015 Indenture. In connection with the redemption of the 2015 Notes, the Company will write off in the second quarter of 2012 approximately $7 million of unamortized deferred financing costs and the $3 million discount.

On March 2, 2012, SunGard amended its Credit Agreement to, among other things, extend the maturity date of approximately $908 million of tranche A and incremental term loans from February 28, 2014 to February 28, 2017, extend the maturity of $880 million of revolving credit facility commitments from May 11, 2013 to November 29, 2016, and amend certain covenants and other provisions, in order to, among other things, permit the potential spin-off of AS. The tranche B, tranche C and revolving credit facility each have certain springing maturity provisions which are described in the Company’s Credit Agreement as amended and filed with the Company’s Form 8-K dated March 2, 2012.

Debt consisted of the following at December 31, 2011, March 31, 2012 and, on a pro forma basis at March 31, 2012 adjusting for the redemption on April 2, 2012 of the 2015 Notes (in millions):

	December 31, 2011	March 31, 2012	Pro Forma March 31, 2012
Senior Secured Credit Facilities:
Secured revolving credit facility	$—	$—	$—
Tranche A, effective interest rate of 3.33% and 1.99%	1,386	255	255
Tranche B, effective interest rate of 4.32% and 3.98%	2,407	1,719	1,719
Tranche C, effective interest rate of 3.99%	—	908	908
Incremental term loan at 3.78% and 3.74%	479	169	169

Total Senior Secured Credit Facilities	4,272	3,051	3,051
Senior Notes due 2014 at 4.875%, net of discount of $8 and $7	242	243	243
Senior Notes due 2015 at 10.625%, net of discount of $3 and $3	497	497	—
Senior Notes due 2018 at 7.375%	900	900	900
Senior Notes due 2020 at 7.625%	700	700	700
Senior Subordinated Notes due 2015 at 10.25%	1,000	1,000	1,000
Secured accounts receivable facility, at 3.79% and 3.74%	200	200	200
Other, primarily acquisition purchase price and capital lease obligations	18	18	18

Total debt	7,829	6,609	6,112
Short-term borrowings and current portion of long-term debt	(10)	(508)	(11)

Long-term debt	$7,819	$6,101	$6,101

The Company uses interest rate swap agreements to manage the amount of its floating rate debt in order to reduce its exposure to variable rate interest payments associated with the Credit Agreement. Each of these swap agreements is designated as a cash flow hedge. SunGard pays a stream of fixed interest payments for the term of the swap, and in turn, receives variable interest payments based on LIBOR. The net receipt or payment from the interest rate swap agreements is included in interest expense. The Company does not enter into interest rate swaps for speculative or trading purposes. A summary of the Company’s interest rate swaps follows:

Inception	Maturity	Notional Amount (in millions)	Interest rate paid	Interest rate received (LIBOR)
February 2010	May 2013	$500	1.99%	3-Month

The fair values of interest rate swaps designated as cash flow hedging instruments, included in other accrued expenses on the consolidated balance sheets, are $11 million and $8 million as of December 31, 2011 and March 31, 2012, respectively.

The Company has no ineffectiveness related to its swap agreements. The Company expects to reclassify in the next twelve months approximately $7 million from other comprehensive income (loss) into earnings related to the Company’s interest rate swaps based on the borrowing rates at March 31, 2012.

5. Debt and Derivative Instruments:

Debt consisted of the following (in millions):

	December 31, 2010	December 31, 2011
Senior Secured Credit Facilities:
Secured revolving credit facility (A)	$—	$—
Tranche A, effective interest rate of 3.29% and 3.33% (A)	1,447	1,386
Tranche B, effective interest rate of 6.67% and 4.32% (A)	2,468	2,407
Incremental term loan at 6.75% and 3.78% (A)	479	479

Total Senior Secured Credit Facilities	4,394	4,272
Senior Notes due 2014 at 4.875%, net of discount of $12 and $8 (B)	238	242
Senior Notes due 2015 at 10.625%, net of discount of $4 and $3 (C)	496	497
Senior Notes due 2018 at 7.375% (C)	900	900
Senior Notes due 2020 at 7.625% (C)	700	700
Senior Subordinated Notes due 2015 at 10.25% (C)	1,000	1,000
Secured accounts receivable facility, at 3.76% and 3.79% (D)	313	200
Other, primarily acquisition purchase price and capital lease obligations	14	18

Total debt	8,055	7,829
Short-term borrowings and current portion of long-term debt	(9)	(10)

Long-term debt	$8,046	$7,819

As a result of the LBO, the Company is highly leveraged. SunGard was in compliance with all covenants at December 31, 2011. Below is a summary of our debt instruments.

(A) Senior Secured Credit Facilities

As of December 31, 2011, SunGard’s senior secured credit facilities (“Credit Agreement”) consist of (1) $1.39 billion of U.S. dollar-denominated tranche A term loans maturing on February 28, 2014, (2) $2.41 billion of U.S. dollar-denominated tranche B term loans maturing on February 28, 2016, (3) $479 million of U.S. dollar-denominated incremental term loans maturing on February 28, 2014 and (4) a $880 million, revolving credit facility terminating on May 11, 2013. As of December 31, 2011, $858 million was available for borrowing under the revolving credit facility after giving effect to $22 million of outstanding letters of credit.

During the third and fourth quarters of 2011, SunGard repaid in full its tranche A and tranche B pound sterling-denominated term loans totaling £78 million.

On March 2, 2012, SunGard amended its Credit Agreement to, among other things, extend the maturity date of approximately $908 million of tranche A and incremental term loans from February 28, 2014 to February 28, 2017, extend the maturity of the $880 million revolving credit facility from May 11, 2013 to November 29, 2016, and amend certain covenants and other provisions, in order to, among other things, permit the potential spin-off of AS.

On November 10, 2011, SunGard amended the Credit Agreement to modify the definition of consolidated EBITDA to allow for the inclusion of EBITDA generated by discontinued operations until such operations are actually sold for purposes of calculating compliance with certain financial covenants.

On March 11, 2011, SunGard amended the Credit Agreement to, among other things, obtain new revolving credit commitments of $300 million that increased SunGard’s aggregate revolving credit commitments by $50 million to approximately $880 million.

On January 31, 2011, SunGard amended the Credit Agreement to, among other things, (a) eliminate the LIBOR and Base Rate floors and (b) reduce the Eurocurrency interest rate spread to 3.50% from 3.75% and the base rate spread to 2.50% from 2.75% with no impact on maturity.

Borrowings under the Credit Agreement bear interest at a rate equal to an applicable margin plus, at SunGard’s option, either (a) a base rate that is the higher of: (1) the prime rate of JPMorgan Chase Bank, N.A. and (2) the federal funds rate plus one-half of 1% or (b) LIBOR based on the costs of funds for deposits in the currency of such borrowing for either 30, 60, 90 or 180 days. The applicable margin for borrowings under Credit Agreement may change subject to attaining certain leverage ratios. In addition to paying interest on outstanding principal under the Credit Agreement, the Company pays a commitment fee to the lenders under the revolving credit facility in respect of the unutilized commitments. The commitment fee rate is currently 0.75% per annum and may change subject to attaining certain leverage ratios. As of December 31, 2011, the applicable interest rates under the Credit Agreement and the effective interest rates adjusted for swaps (if applicable) are as follows:

	Applicable interest rate	Effective rate adjusted for swaps
Revolving credit facility	3.55%	N/A
Tranche A	2.03%	3.33%
Tranche B	3.98%	4.32%
Incremental term loan	3.78%	N/A

All obligations under the Credit Agreement are fully and unconditionally guaranteed by SunGard Holdco LLC and by substantially all domestic, 100% owned subsidiaries, referred to, collectively, as Guarantors.

The Credit Agreement also requires SunGard to prepay outstanding term loans, subject to certain exceptions, with excess cash flow and proceeds from certain asset sales, casualty and condemnation events, other borrowings and certain financings under the Company’s secured accounts receivable facility. Any required payments would be applied pro rata to the term loan lenders and to installments of the term loans in direct order of maturity. Pursuant to the terms of the Credit Agreement, SunGard made the following mandatory prepayments:

•

In January 2012, the Company completed the sale of HE and used net cash proceeds (as defined in the Credit Agreement) of $1.22 billion to repay, on a pro-rata basis, outstanding term loans as follows (in millions):

	December 31, 2011	Less: Repayment on January 20, 2012	Remaining Balance
Senior Secured Credit Facilities:
Secured revolving credit facility	$—	$—	$—
Tranche A	1,386	(396)	990
Tranche B	2,407	(689)	1,718
Incremental term loan	479	(137)	342

Total Senior Secured Credit Facilities	$4,272	$(1,222)	$3,050

•

In December 2010, the Company sold its PS UK operation for gross proceeds of £88 million ($138 million). SunGard used net cash proceeds to repay $96 million of U.S. dollar-denominated term loans, $3 million of pound sterling-denominated term loans and $2 million of euro-denominated term loans. In addition, and concurrent with these mandatory prepayments, other available cash was used to voluntarily repay the remaining $164 million balance outstanding on the euro-denominated term loans.

SunGard is required to repay installments on the loans under the term loan facilities in quarterly principal amounts of 0.25% of their funded total principal amount through the maturity date for each class of term loans, at which time the remaining aggregate principal balance is due, subject to certain springing maturity provisions. However, as a result of loan prepayments, SunGard is no longer required to make quarterly principal payments on the tranche A, tranche B or incremental term loans.

The Credit Agreement contains a number of covenants that, among other things, restrict, subject to certain exceptions, SunGard’s (and most or all of its subsidiaries’) ability to incur additional debt or issue preferred stock, pay dividends and distributions on or repurchase capital stock, create liens on assets, enter into sale and leaseback transactions, repay subordinated indebtedness, make investments, loans or advances, make capital expenditures, engage in certain transactions with affiliates, amend certain material agreements, change its lines of business, sell assets and engage in mergers or consolidations. In addition, under the Credit Agreement, SunGard is required to satisfy certain total leverage and interest coverage ratios.

SunGard uses interest rate swap agreements to manage the amount of its floating rate debt in order to reduce its exposure to variable rate interest payments associated with the Credit Agreement. SunGard pays a stream of fixed interest payments for the term of the swap, and in return, receives variable interest payments based on the one-month LIBOR rate or three-month LIBOR rate, which was 0.295% and 0.581%, respectively, at December 31, 2011. The net receipt or payment from the interest rate swap agreements is included in interest expense. A summary of the Company’s interest rate swaps at December 31, 2011 follows (in millions):

Inception	Maturity	Notional Amount (in millions)	Interest rate paid	Interest rate received (LIBOR)
January/February 2009	February 2012	$1,200	1.78%	1-Month
February 2010	May 2013	500	1.99%	3-Month

Total / Weighted Average interest rate		$1,700	1.84%

The interest rate swaps are designated and qualify as cash flow hedges and are included at estimated fair value as an asset or a liability in the consolidated balance sheet based on a discounted cash flow model using applicable market swap rates and certain assumptions. For 2009, 2010 and 2011, the Company included unrealized after-tax gains of $18 million, $21 million, and $17 million, respectively, in Other Comprehensive Income (Loss) related to the change in market value of the swaps. The market value of the swaps recorded in Other Comprehensive Income (Loss) may be recognized in the statement of operations if certain terms of the Credit Agreement change or if the loan is extinguished. The fair values of the swap agreements at December 31, 2010 and 2011 are $38 million and $11 million, respectively and are included in other accrued expenses. The effects of the interest rate swaps are reflected in the effective interest rate for the Credit Agreement loans in the components of debt table above. The Company had no ineffectiveness related to its swap agreements. The Company expects to reclassify in the next twelve months approximately $10 million of expense related to the Company’s interest rate swaps from accumulated Other Comprehensive Income into earnings based on the borrowing rates at December 31, 2011.

(B) Senior Notes due 2014

On January 15, 2004, SunGard issued $500 million of senior unsecured notes, of which $250 million 3.75% notes were due and paid in full in January 2009 and $250 million 4.875% notes are due January 2014, which are subject to certain standard covenants. As a result of the LBO, these senior notes became collateralized on an equal and ratable basis with loans under the Credit Agreement and are guaranteed by all subsidiaries that guarantee the senior notes due 2015, 2018 and 2020 and senior subordinated notes due 2015. The senior notes due 2014 are recorded at $242 million as of December 31, 2011 reflecting the remaining unamortized discount caused by the LBO of $8 million that will continue to be amortized as interest expense over the remaining periods to maturity.

(C) Senior Notes due 2015, 2018 and 2020 and Senior Subordinated Notes due 2015

The senior notes due 2015, 2018 and 2020 are senior unsecured obligations that rank senior in right of payment to future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the senior notes, including the senior subordinated notes. The senior notes (i) rank equally in right of payment to all existing and future senior debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the senior notes, (ii) are effectively subordinated in right of payment to all existing and future secured debt to the extent of the value of the assets securing such debt, and (iii) are structurally subordinated to all obligations of each subsidiary that is not a guarantor of the senior notes. All obligations under the senior notes are fully and unconditionally guaranteed, subject to certain exceptions, by substantially all domestic, wholly owned subsidiaries of SunGard. In November 2010, SunGard issued $900 million of 7.375% senior notes due 2018 and $700 million of 7.625% senior notes due 2020 and used the proceeds and excess cash to retire the $1.6 billion 9.125% senior notes due 2013.

The senior subordinated notes due 2015 are unsecured senior subordinated obligations that are subordinated in right of payment to the existing and future senior debt, including the senior secured credit facilities, the senior notes due 2014 and the senior notes due 2015, 2018 and 2020. The senior subordinated notes (i) rank equally in right of payment to all future senior subordinated debt, (ii) are effectively subordinated in right of payment to all existing and future secured debt to the extent of the value of the assets securing such debt, (iii) are structurally subordinated to all obligations of each subsidiary that is not a guarantor of the senior subordinated notes, and (iv) rank senior in right of payment to all future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the senior subordinated notes.

The senior notes due 2015, 2018 and 2020 and senior subordinated notes due 2015 are redeemable in whole or in part, at SunGard’s option, at any time at varying redemption prices that generally include premiums, which are defined in the applicable indentures. In addition, upon a change of control, SunGard is required to make an offer to redeem all of the senior notes and senior subordinated notes at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest.

The indentures governing the senior notes due 2015, 2018 and 2020 and senior subordinated notes due 2015 contain a number of covenants that restrict, subject to certain exceptions, SunGard’s ability and the ability of its restricted subsidiaries to incur additional debt or issue certain preferred shares, pay dividends on or make other distributions in respect of its capital stock or make other restricted payments, make certain investments, enter into certain types of transactions with affiliates, create liens securing certain debt without securing the senior notes due 2015, 2018 and 2020 or senior subordinated notes due 2015, as applicable, sell certain assets, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets and designate its subsidiaries as unrestricted subsidiaries.

On February 21, 2012, SunGard announced its intention to redeem all of its outstanding 10.625% senior notes due 2015 under the Indenture dated as of September 29, 2008 (as amended or supplemented from time to time, the “2015 Indenture”) among SunGard, the guarantors named therein, and The Bank of New York Mellon, as trustee. SunGard expects to redeem the 2015 senior notes on April 2, 2012 at a redemption price equal to 105.313% of the aggregate principal amount plus accrued and unpaid interest to the redemption date, pursuant to Section 3.07(d) of the 2015 Indenture.

(D) Secured Accounts Receivable Facility

In March 2009, SunGard entered into a syndicated three-year secured accounts receivable facility. The facility limit was $317 million, which consisted of a term loan commitment of $181 million and a revolving commitment of $136 million. Advances may be borrowed and repaid under the revolving commitment with no impact on the facility limit. The term loan commitment may be repaid at any time at SunGard’s option, but will result in a permanent reduction in the facility limit. On September 30, 2010, SunGard entered into an Amended and Restated Credit and Security Agreement related to its receivables facility. Among other things, the amendment (a) increased the borrowing capacity under the facility from $317 million to $350 million, (b) increased the term loan component to $200 million from $181 million, (c) extended the maturity date to September 30, 2014, (d) removed the 3% LIBOR floor and set the interest rate to one-month LIBOR plus 3.5%, which at December 31, 2011 was 3.79%, and (e) amended certain terms.

In connection with the sale of the Company’s HE business, the participating HE subsidiaries were removed from the receivables facility, effective as of October 3, 2011. As a result, the combined total amount available for borrowing under the receivables facility was reduced from $350 million to $290 million.

At December 31, 2011, $200 million was drawn against the term loan commitment and none was drawn against the revolving commitment. At December 31, 2011, $572 million of accounts receivables secured the borrowings under the receivables facility.

SunGard is subject to a fee on the unused portion of 0.75% per annum. The receivables facility contains certain covenants and SunGard is required to satisfy and maintain specified facility performance ratios, financial ratios and other financial condition tests.

Future Maturities

At December 31, 2011, the contractual future maturities of debt and the future maturities of debt reflecting the impact of the $1.22 billion debt repayment made on January 20, 2012, the March 2012 extension of the maturity date of $908 million of term loans to 2017, and the early redemption of the 10.625% senior notes due 2015 (collectively, the “Debt Transactions”) are as follows (in millions):

	Contractual		Reflecting the Debt Transactions
thru 12/31
2012	$10		$507	(2)
2013	52		7
2014	2,313	(1)	865	(1)
2015	1,522	(2)	1,000
2016	2,331		1,719
Thereafter	1,601		2,509

(1)	Included are debt discounts of $8 million.
(2)	Included are debt discounts of $3 million.